Exhibit 10.4

PROMISSORY NOTE

$25,000,000.00	October 14, 2014

FOR VALUE RECEIVED, the undersigned GGT DANIEL SC VENTURE, LLC, a Delaware limited liability company (the “Borrower”), hereby promises to pay to the order of SYNOVUS BANK, a Georgia banking corporation (the “Bank”), the aggregate principal amount of the Construction Loan Advances (as defined below) owing to Bank by Borrower pursuant to that certain Credit Agreement of even date herewith between Borrower and Bank (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein as therein defined), together with interest on the unpaid principal amount of the Construction Loan Advances from the date of each such Construction Loan Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

This Promissory Note is the Construction Note referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Advances of the Construction Loan (the “Construction Loan Advances”) by Bank in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness resulting from such Construction Loan Advances to Borrower being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of Borrower under this Promissory Note are secured by the Collateral as provided in the Loan Documents.

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IN WITNESS WHEREOF, this Promissory Note has been executed by the duly authorized representative of Borrower as of the date first above written.

GGT DANIEL SC VENTURE, LLC,
a Delaware limited liability company

By:	DANIEL HAYWOOD, LLC,
an Alabama limited liability company,
its Operating Member

	By:	DANIEL MANAGEMENT CORPORATION,
an Alabama corporation,
its Manager

		By:	R. Scott Pulliam
R. Scott Pulliam,
its Senior Vice President

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